Electronically Filed
6/29/2021 3:06 PM
Steven D. Grierson
CLERK OF THE COURT

NEO
Law Offices of Shawn R. Perez
SHAWN R. PEREZ, ESQ.
NV State Bar No. 10421
7121 West Craig Road, # 113-38
Las Vegas, NV 89129
Telephone: (702) 485-3977
shawn711@msn.com
Attorney for Petitioner

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of:

WALLY WORLD MEDIA, INC., a Nevada Corporation

Case No.: A-21-834721-P
Dept. No.: XIII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that the above-entitled Court entered the following Order Appointing Custodian on the 29th day of June 2021. A copy of the Court's Order is attached.

DATED this 29th day of June 2021.

Law Offices of Shawn R. Perez

/s/ Shawn R. Perez, Esq.
SHAWN R. PEREZ, ESQ.
7121 West Craig Road, # 113-38
Las Vegas, NV 89129
(702) 485-3977
Attorney for Petitioner

CERTIFICATE OF SERVICE

I hereby certify that on the 29th day of June 2021, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

WALLY WORLD MEDIA, INC.
65 Church St. 2nd Floor
New Brunswick, NJ 08901

WALLY WORLD MEDIA, INC.
c/o VCorp Services, LLC
701 S. Carson Street, Suite 200
Carson City, NV, 89701

/s/ Elizabeth Mac Dowell

EMPLOYEE OF
THE LAW OFFICES OF SHAWN R. PEREZ

ELECTRONICALLY SERVED
6/29/2021 1:27 PM

Electronically Filed
06/29/2021 1:26 PM
CLERK OF THE COURT

ORDR
Law Offices of Shawn R. Perez
SHAWN R. PEREZ, ESQ.
Nevada Bar No. 10421
7121 West Craig Road, # 113-38
Las Vegas, NV 89129
Tel: (702) 485-3977
E-mail: shawn711@msn.com
Attorney for Petitioner

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of:

WALLY WORLD MEDIA, INC., a Nevada Corporation

Case No.: A-21-834721-P
Dept. No.: XIII

ORDER APPOINTING PETITIONER AS CUSTODIAN [N.R.S. 78.347(1)(b)]

THE COURT, having considered Petitioner, SHAREHOLDERS FIRST, LLC's Application and Motion for Appointment of Custodian for WALLY WORLD MEDIA, INC., a Nevada Corporation, pursuant to NRS 78.347(1)(b), proper notice having been given to the officers and directors of WALLY WORLD MEDIA, INC., pursuant to NRS 78.750(2), and no opposition having been received, and for good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Petitioner SHAREHOLDERS FIRST, LLC is hereby appointed custodian of WALLY WORLD MEDIA, INC.

2. Pursuant to NRS 78.347(3)(a), Petitioner shall comply with NRS 78.180 to reinstate and/or revive WALLY WORLD MEDIA, INC. with the Nevada Secretary of State.

3. Petitioner is permitted to appoint new officers and directors for WALLY WORLD MEDIA, INC.

4. SHAREHOLDERS FIRST, LLC is authorized to take any and all actions on behalf of the Company pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of the WALLY WORLD MEDIA, INC., including but not limited to appointing interim officers and directors, negotiating and compromising debts, executing contracts and other agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of WALLY WORLD MEDIA, INC.

5. Petitioner shall provide reasonable notice of at least ten (10) days to all shareholders of record of a shareholders meeting that will be held within a reasonable time after this Order is entered, and that the shareholders who attend such meeting, whether in person or by valid proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent of WALLY WORLD MEDIA, INC.is hereby authorized and directed to cooperate with SHAREHOLDERS FIRST, LLC concerning the shareholder list for WALLY WORLD MEDIA, INC.

7. Petitioner shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of the Company with the Secretary of State containing the following disclosures and statements:

a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian.

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b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers and directors of the Company to request that the Company comply with corporate formalities and continue its business;

c. A statement that petitioner is in fact continuing the business and attempting to further the interests of the shareholders;

d. A statement that Petitioner will reinstate or maintain the corporate charter; and

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. That while the custodianship remains active, every three (3) months or such other period that the Court determines, the custodian shall report to this Court concerning the actions taken by the custodian.

IT IS SO ORDERED.

~~DATED this _____ day of _____________, 2021~~

Dated this 29th day of June, 2021

DISTRICT COURT JUDGE

49A 4B3 1036 EC11
Mark R. Denton
District Court Judge

Respectfully Submitted by:

LAW OFFICES OF SHAWN R. PEREZ

/s/ Shawn R. Perez, Esq.
SHAWN R. PEREZ, ESQ.
Nevada Bar No. 10421
7121 West Craig Road, # 113-38
Las Vegas, NV 89129
(702) 485-3977
Attorney for Petitioner

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of the Petition of Shareholders First LLC	CASE NO: A-21-834721-P DEPT. NO. Department 13

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 6/29/2021

Elizabeth Mac Dowell	thinrox@aol.com
Shawn Perez	shawn711@msn.com